Exhibit 99.1

May 20, 2011

Caterpillar contact:
Jim Dugan
Corporate Public Affairs
309-494-4100 dugan_jim@cat.com

Bucyrus contact:

Shelley M. Hickman

Director Global Communications

414-768-4599

shickman@bucyrus.com

FOR IMMEDIATE RELEASE

The United States Department of Justice Clears Caterpillar

Acquisition of Bucyrus

PEORIA, Ill. and OAK CREEK, Wis. – Caterpillar Inc. (NYSE: CAT) and Bucyrus International, Inc. (NASDAQ: BUCY) received notification from the United States Department of Justice (DOJ) that it has closed its investigation into Caterpillar’s planned acquisition of Bucyrus. The DOJ action, in addition to the expiration of the Hart-Scott-Rodino Act waiting period, concludes the antitrust review process in the United States. The clearance by the DOJ will allow the acquisition, valued at approximately $8.6 billion (including net debt), to proceed as soon as all other conditions to closing have been satisfied. The transaction is expected to close in mid-2011.

“We were very pleased to hear this positive news from the Department of Justice about this strategic acquisition,” said Caterpillar Chairman and CEO Doug Oberhelman. “Since we announced our plan to acquire Bucyrus last November, we have continued to hear from our customers that this complementary expansion of our mining product range is what they have been looking for from Caterpillar. This will position us to better serve the increasingly complex requirements of those customers,” Oberhelman added.

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The acquisition is based on Caterpillar’s key strategic imperative to expand its leadership in the mining equipment industry, and positions Caterpillar to capitalize on the robust long-term outlook for commodities driven by the trend of rapid growth in emerging markets which are improving infrastructure, rapidly developing urban areas and industrializing their economies.

Tim Sullivan, Bucyrus President and CEO, said, “This is a critical and important step as we move toward closing this historic transaction that will deliver tremendous value to all the Bucyrus stakeholders.”

Caterpillar will fund the acquisition through a combination of cash from its balance sheet and debt. Caterpillar does not plan to issue equity to help pay for the acquisition.

About Caterpillar:

For more than 85 years, Caterpillar Inc. has been making sustainable progress possible and driving positive change on every continent. With 2010 sales and revenues of $42.588 billion, Caterpillar is the world’s leading manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives. The company also is a leading services provider through Caterpillar Financial Services, Caterpillar Remanufacturing Services, Caterpillar Logistics Services and Progress Rail Services. More information is available at: http://www.caterpillar.com.

About Bucyrus International, Inc.

Bucyrus is a world leader in the design and manufacture of high productivity mining equipment for the surface and underground mining industries. Bucyrus’ surface mining equipment is used for mining coal, copper, iron ore, oil sands and other minerals. Bucyrus’ underground mining equipment is used primarily for mining coal and also used in mining minerals such as potash and trona. In addition to machine manufacturing, Bucyrus manufactures high quality OE parts and provides world-class support services for their machines. Bucyrus’ corporate headquarters is located in Oak Creek, Wisconsin, USA.

Additional Information Relating to Bucyrus and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Bucyrus by Caterpillar. In connection with the proposed merger, Bucyrus has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A, which was mailed to stockholders of Bucyrus on or about December 22, 2010.

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Bucyrus stockholders are urged to read all relevant documents filed with the SEC, including the proxy statement, because they will contain important information about the proposed transaction.

Investors and security holders may obtain free copies of the proxy statement, as well as other filed documents, without charge, at the SEC’s website (http://www.sec.gov). Free copies of Bucyrus’s filings may be obtained by directing a request to Bucyrus’s Investor Relations by telephone to (414) 768-4000, in writing to Bucyrus, Attention: Investor Relations, 6744 South Howell Avenue, Oak Creek, WI 53154, by email to amalingowski@bucyrus.com or at Bucyrus’s website (http://www.bucyrus.com).

Forward-Looking Statements

Certain statements in this press release relate to future events and expectations and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to known and unknown factors that may cause Caterpillar’s actual results to be different from those expressed or implied in the forward-looking statements. Words such as “believe,” “estimate,” “will be,” “will,” “would,” “expect,” “anticipate,” “plan,” “project,” “intend,” “could,” “should” or other similar words or expressions often identify forward-looking statements. All statements other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding our outlook, projections, forecasts or trend descriptions. These statements do not guarantee future performance, and Caterpillar does not undertake to update its forward-looking statements.

It is important to note that Caterpillar’s actual results may differ materially from those described or implied in its forward-looking statements based on a number of factors, including, but not limited to: (i) global economic conditions and economic conditions in the industries and markets Caterpillar serves; (ii) government monetary or fiscal policies and government spending on infrastructure; (iii) commodity or component price increases and/or limited availability of raw materials and component products, including steel; (iv) Caterpillar’s and its customers’, dealers’ and suppliers’ ability to access and manage liquidity; (v) political and economic risks associated with our global operations, including changes in laws, regulations or government policies, currency restrictions, restrictions on repatriation of earnings, burdensome tariffs or quotas, national and international conflict, including terrorist acts and political and economic instability or civil unrest in the countries in which Caterpillar operates; (vi) Caterpillar’s and Cat Financial’s ability to maintain their respective credit ratings, material increases in either company’s cost of borrowing or an inability of either company to access capital markets; (vii) financial condition and credit worthiness of Cat Financial’s customers; (viii) inability to realize expected benefits from acquisitions and divestitures, including the acquisition of Bucyrus International, Inc.; (ix) the possibility that the acquisition by Caterpillar of Bucyrus International, Inc. does not close for any reason, including, but not limited to, a failure to obtain required regulatory approvals; (x) international trade and investment policies, such as import quotas, capital controls or tariffs; (xi) the possibility that Caterpillar’s introduction of Tier 4 emissions compliant machines and engines is not successful; (xii) market acceptance of Caterpillar’s products and services; (xiii) effects of changes in the competitive environment, which may include decreased market share, lack of acceptance of price increases, and/or negative changes to our geographic and product mix of sales; (xiv) union disputes or other employee relations issues; (xv) Caterpillar’s ability to successfully implement the Caterpillar Production System or other productivity initiatives; (xvi) adverse changes in sourcing practices of our dealers or original equipment manufacturers; (xvii) compliance costs associated with environmental laws and regulations; (xviii) alleged or actual violations of trade or anti-corruption laws and regulations; (xix) additional tax expense or exposure; (xx) currency fluctuations, particularly increases and decreases in the U.S. dollar against other currencies; (xxi) failure of Caterpillar or Cat Financial to comply with financial covenants in their respective credit facilities; (xxii) increased funding obligations under our pension plans; (xxiii) significant legal proceedings, claims, lawsuits or investigations; (xxiv) imposition of operational restrictions or compliance requirements if carbon emissions legislation and/or regulations are adopted; (xxv) changes in accounting standards or adoption of new accounting standards; (xxvi) adverse effects of natural disasters; and (xxvii) other factors described in more detail under “Item 1A. Risk Factors” in Part I of our Form 10-K filed with the SEC on February 22, 2011 for the year ended December 31, 2010. This filing is available on our website at www.caterpillar.com/secfilings.

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Caution Concerning Forward-Looking Statements Relating to Bucyrus

Statements in this communication that relate to Bucyrus’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements. These forward-looking statements may be identified by the use of predictive, future tense or forward-looking terminology, such as “believes,” “anticipates,” “expects,” “estimates,” “intends,” “may,” “will” or similar terms. The material factors and assumptions that could cause actual results to differ materially from current expectations include, without limitation, the following: (1) the inability to close the merger in a timely manner; (2) the inability to complete the merger due to the failure to obtain stockholder approval and adoption of the merger agreement and approval of the merger or the failure to satisfy other conditions to completion of the merger, including required regulatory approvals; (3) the failure of the transaction to close for any other reason; (4) the effect of the announcement of the transaction on Bucyrus’s business relationships, operating results and business generally; (5) the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; (6) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (7) diversion of management’s attention from ongoing business concerns; (8) general competitive, economic, political and market conditions and fluctuations; (9) actions taken or conditions imposed by the governmental or regulatory authorities; (10) adverse outcomes of pending or threatened litigation or government investigations; (11) the impact of competition in the industries and in the specific markets in which Bucyrus operates; and (12) other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the proxy statement to be mailed to Bucyrus’s stockholders Bucyrus’s filings with the SEC that are available on the SEC’s web site located at http://www.sec.gov, including the section entitled “Risk Factors” in Bucyrus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Readers are strongly urged to read the full cautionary statements contained in those materials. All forward-looking statements attributable to Bucyrus are expressly qualified in their entirety by the foregoing cautionary statements. We assume no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

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